UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8K

CURRENT REPORT Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 1, 2015

iMedicor, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Nevada
(State or Other Jurisdiction of Incorporation)

000-52765	95-4696799
(Commission File Number)	(IRS Employer Identification No.)

13506 Summerport Village Parkway #160, Windermere, FL	34786
(Address of Principal Executive Offices)	(Zip Code)

________________________________407-505-8934__________________________________
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

On August 1, 2015, the practice of Cross, Fernandez & Riley, LLP (“CFR”) , which was engaged as the independent registered public accounting firm of iMedicor, Inc. (the “Company”) was combined with BDO USA, LLP (“BDO”) and the professional staff and partners of  CFR joined BDO either as employees or partners of BDO. As a result of this transaction, CFR resigned as the Company’s independent registered public accounting firm on August 1, 2015. On August 1, 2015, following the resignation of CFR, the Company, through and with the approval of its Board of Directors, appointed BDO as its independent registered public accounting firm.

Prior to appointing BDO, the Company did not consult with BDO regarding (i) the application of accounting principles to a specific completed or contemplated transaction or regarding the type of audit opinions that might be rendered by BDO on the Company’s financial statements, and BDO did not provide any written or oral advice that was an important factor considered by the Company in reaching a decision as to any such accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as that term is described in Item 304 (a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K), or a reportable event (as that term is described in Item 304(a)(1)(v) of Regulation S-K).

The independent registered public accounting firm of CFR has not issued a report on the Company’s financial statements.  For the period from its engagement as the Company’s independent registered public accounting firm through August 1, 2015, the date of resignation, there were no reportable events as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K.

The Company provided CFR with a copy of this Current Report on Form 8-K (the “Report”) prior to its filing with the Securities and Exchange Commission (“SEC”) and requested that CFR furnish the Company with a letter addressed to the SEC stating whether it agrees with above statements and, if it does not agree, the respects in which it does not agree. A copy of the letter has been filed as an exhibit to this Report.

Item 9.01 Financial Statements and Exhibits

16.1	Cross, Fernandez & Riley, LLP letter to the Securities and Exchange Commission as of August 1, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

iMEDICOR, INC.

Dated: August 3, 2015	By:	/s/ Robert McDermott
Robert McDermott
President and
Chief Executive Officer